Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AND
GUARANTY AGREEMENT (this “Amendment”), dated as of April 20, 2026 among ALASKA AIRLINES, Inc., an Alaska corporation (the “Borrower”), ALASKA AIR GROUP, INC. (the “Parent”) and Hawaiian Airlines, Inc. (“Hawaiian”), as guarantors, CITIBANK, N.A., as administrative agent for the Lenders party to the Credit Agreement referred to below (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and the Consenting Lenders (as defined below). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below (as amended by this Amendment).
W I T N E S S E T H:
WHEREAS, the Borrower, the Parent and certain of its subsidiaries from time to time, as guarantors, the Administrative Agent and the lenders from time to time are parties to the Amended and Restated Credit and Guaranty Agreement dated as of September 20, 2024 (as amended, modified and supplemented and in effect prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Borrower has proposed to increase the Revolving Commitments of certain Lenders, in each case on the terms and conditions set forth herein; and
WHEREAS, each Lender that is a signatory hereto (each, a “Consenting Lender”), together constituting the Required Lenders, desires to consent to the amendments set forth herein.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1 - Credit Agreement Amendments. Subject to the satisfaction of the conditions set forth in Section 2 hereof, Annex A to the Credit Agreement is hereby deleted and replaced in its entirety by Annex A to this Amendment.
The aggregate amount of the Total Revolving Commitments as of the Increase Effective Date as set forth on Annex A to the Credit Agreement (as so amended) is $1,090,000,000.
SECTION 2 - Conditions to Effectiveness. This Amendment shall become effective on the date when each of the following conditions specified below shall have been satisfied (the “Increase Effective Date”):

1012208444v7

(a)Executed Amendment. The Administrative Agent shall have received signed signature pages to this Amendment from the Borrower, the Parent, Hawaiian, Citibank, N.A., as Administrative Agent, and the Consenting Lenders.
(b)Payment of Expenses. The Borrower shall have paid all reasonable and documented out-of-pocket expenses of the Administrative Agent (including reasonable attorneys’ fees of Milbank LLP) for which invoices have been presented at least one Business Day prior to the Increase Effective Date.
(c)Representations and Warranties. All representations and warranties of the Borrower set forth in Section 3 of this Amendment shall be true and correct in all material respects on and as of the Increase Effective Date, before and after giving effect to the transactions contemplated hereby to occur on the Increase Effective Date, as though made on and as of such date (except to the extent any such representation or warranty by its terms is made as of a different specified date, in which case as of such specified date); provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects, as though made on and as of the applicable date, before and after giving effect to the transactions contemplated hereby to occur on the Increase Effective Date.
(d)No Event of Default. Before and after giving effect to the transactions contemplated hereby to occur on the Increase Effective Date, no Event of Default shall have occurred and be continuing on the Increase Effective Date.
(e)Opinion of Counsel. The Administrative Agent and the Consenting Lenders shall have received a written opinion of Debevoise & Plimpton LLP, special New York counsel to the Borrower and the Guarantors, dated the Increase Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.
The Administrative Agent shall promptly notify the parties hereto of the occurrence of the Increase Effective Date.
SECTION 3 - Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of such other parties that on and as of the date hereof after giving effect to this Amendment:
(a)no Event of Default has occurred and is continuing or would result from giving effect to the Amendment; and
(b)the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than the representations and warranties set forth in
Sections 3.05(b), 3.06 and 3.09(a) of the Credit Agreement), are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date and in such case as of such date; provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects, as though made on and as of the applicable date, before and after giving effect to the Amendment.

1012208444v7

SECTION 4 - Reference to and Effect on the Credit Agreement; Ratification. At and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof’ or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, and the obligations of the Borrower hereunder and thereunder, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The parties hereto confirm and agree that the term “Obligations” as used in the Credit Agreement shall include all obligations of the Borrower under the Credit Agreement, as amended by this Amendment. This Amendment shall be deemed to be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.
SECTION 5 - Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
This Amendment shall become effective as set forth in Section 2, and from and after the Increase Effective Date shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted transferees and permitted assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 6 - Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF
THE STATE OF NEW YORK. The provisions of Sections 10.05(b)-(d) and 10.15 are incorporated herein by reference mutatis mutandis.
SECTION 7 - Waiver of Notice. The Administrative Agent and each Consenting Lender waives the requirement for it to receive the notice specified in Section 2.27(a) of the Credit Agreement with respect to the transactions contemplated by this Amendment.
SECTION 8 - Instruction to Administrative Agent. The undersigned Consenting Lenders hereby authorize and instruct the Administrative Agent to execute, deliver and perform this Amendment and further certify and confirm that the foregoing instruction and the actions taken in accordance therewith, are duly authorized by, and are in compliance with the terms of the Credit Agreement.
[REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

1012208444v7

Docusign Envelope ID: 832BED78-72B6-49BA-AD38-7FDE7E32DDDC

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year above written.
ALASKA AIRLINES, INC.,
as Borrower

By:

Signature Page – First Amendment

Name: Title:

Emily Halverson
Vice President Finance and Treasurer

Signature Page – First Amendment

Docusign Envelope ID: 832BED78-72B6-49BA-AD38-7FDE7E32DDDC

ALASKA AIR GROUP, INC.,
as a Guarantor

By:         Name: Emily Halverson

Signature Page – First Amendment

Title:

Vice President Finance, Controller and Treasurer

Signature Page – First Amendment

Docusign Envelope ID: 832BED78-72B6-49BA-AD38-7FDE7E32DDDC

HAWAIIAN AIRLINES, INC.,
as a Guarantor

By:         Name: Emily Halverson
Title: Treasurer

Signature Page – First Amendment

CITIBANK, N.A.
as Ad

By: ----"Ji
jlA:vl-(,l
VP

Signature Page - First Amendment

Signature Page - First Amendment

BANK OF AMERICA, N.A., as a Lender

By:

Name: Title:

Reese Morikubo
Senior Vice President

Signature Page – First Amendment

BNP PARIBAS, as a Lender

By:         Name: Bradley Goodenough Title: Vice President

By:         Name: El Ghali Amrani
Title: Vice President

Signature Page – First Amendment

I
)

U.S. BANK, NATTONAL ASSOCIATION,
as a Lender

By:---------
Name: rc.nn an /V\....ll ins
Title:    Ass; stal\t Vic.(, Pre,tiJ.., t-

Signature Page - First Amendment

MORGAN STANLEY BANK, N.A., as a Lender

By:          Name: Michael King
Title: Authorized Signatory

Signature Page – First Amendment

GOLDMAN SACHS BANK USA, as a Lender

By:      Name: Jonathan Dworkin
Title: Authorized Signatory

Signature Page – First Amendment

BARCLAYS BANK PLC, as a Lender

By:          Name: Charlene Saldanha
Title: Director

Signature Page – First Amendment

MUFG BANK, LTD., as a Lender

By:

Signature Page – First Amendment

Name: Title:

Adam K. Patros, CFA Vice President

Signature Page – First Amendment

BANK OF HAWAII, as a Lender

By:

Signature Page – First Amendment

Name: Title:

Terri L. Okada
Senior Vice President

Signature Page – First Amendment

ANNEX A

ANNEX A
to Credit and Guaranty Agreement

LENDERS AND COMMITMENTS

[***]

1012208444v7